Exhibit 4.1
COMMON INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 10567B 10 9 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, NO PAR VALUE, OF BRAVO BRIO RESTAURANT GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: CHIEF EXECUTIVE OFFICER AND PRESIDENT CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON SHARES. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES WITHIN FIVE DAYS AFTER THIS CORPORATION’S RECEIPT OF SUCH WRITTEN REQUEST, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF SHARES OF CAPITAL STOCK THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UTMA Custodian (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.